UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

PERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Alternative Core Fund for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

At its meeting on April 30 — May 1, 2014, the Board of Trustees of the Legg Mason Partners Equity Trust approved a new subadvisory agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and Permal Asset Management LLC (“Permal”) with respect to the Fund, whereby Permal would assume responsibility for the duties previously carried out by Legg Mason Global Asset Allocation, LLC (“LMGAA”), effective July 1, 2014. Permal was the principal subadviser to the Fund. Effective July 1, 2014, the subadvisory agreement between LMPFA and LMGAA with respect to the Fund was terminated.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Permal Alternative Core Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

Permal Alternative Core Fund	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014

IV	Permal Alternative Core Fund

growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013.

Permal Alternative Core Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In December 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to 0.25%, a new record low. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: the ECB reduced rates to a new low of 0.15%, and it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexvi gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

VI	Permal Alternative Core Fund

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvii returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexix, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 5.98% and 7.95%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. International developed country stock markets, as measured by the MSCI EAFE Indexxii posted a positive return but underperformed the S&P 500 Index during the six months ended June 30, 2014, gaining 4.78%. Emerging market equities, as measured by the MSCI Emerging Markets Indexxiii returned 6.14% over the same period. Emerging market equities were initially weak due to concerns about global growth and, more specifically, China’s ability to orchestrate a “soft landing” for its economy. However, investor sentiment for these stocks later improved, triggering a sharp rally.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The asset class was volatile but generated extremely strong results during the

Permal Alternative Core Fund	VII

Investment commentary (cont’d)

six months ended June 30, 2014. The asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through June 2014 as investor demand was generally robust. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi gained 9.10% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Class A shares of Permal Alternative Core Fund, excluding sales charges, returned 2.79%. The Fund’s unmanaged benchmarks, the MSCI World Indexxvii (Gross) and the Barclays U.S. Aggregate Index, returned 6.52% and 3.93%, respectively, for the same period. The 60/40 Composite Indexxviii , consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index, returned 5.54% for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 1.18% over the same time frame.

Performance Snapshot as of June 30, 2014 (unaudited)
(excluding sales charges)	6 months
Permal Alternative Core Fund:
Class A	2.79%
Class C	2.50%
Class FI	2.83%
Class I	2.93%
Class IS	2.93%
MSCI World Index (Gross)	6.52%
Barclays U.S. Aggregate Index	3.93%
60/40 Composite Index	5.54%
Lipper Alternative Multi-Strategy Funds Category Average[1]	1.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Permal Alternative Core Fund

capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on Permal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI,

Class I and Class IS shares were 2.35%, 3.07%, 2.37%, 2.07% and 2.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets is not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to these arrangements. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap by 0.04% for each class as a result of brokerage commissions on purchases and sales of exchange traded funds. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that employ

Permal Alternative Core Fund	IX

Investment commentary (cont’d)

aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

X	Permal Alternative Core Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xviii	The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index

Permal Alternative Core Fund	XI

Fund at a glance (unaudited)

Permal Alternative Core Fund Breakdown† (%) as of — June 30, 2014

Investments in Underlying Funds

% of Total Long-Term Investments	Top 5 Sectors
6.7 John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	U.S. Government Agency Cash & Cash Equivalents Forwards
6.2 FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	Information Technology Industrials Consumer Discretionary HealthCare Consumer Staples
5.1 Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	U.S. Treasury Bills U.S. Treasury Notes
4.6 Legg Mason Partners Equity Trust —ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
4.4 Wasatch Funds Trust — Wasatch Long/Short Fund, Investor Class Shares	Energy Technology Consumer Cyclical Financial Services Industrials
4.2 Industrial Select Sector SPDR Fund	Aerospace & Defense Machinery Industrial Conglomerates Road & Rail Electrical Equipment
4.2 SPDR Series Trust — SPDR S&P Regional Banking ETF	Regional Banks Thrifts & Mortgage Finance Short Term Investments
4.1 iShares, Inc. — iShares MSCI Japan Index Fund	Consumer Discretionary Industrials Financials Information Technology Consumer Staples
4.1 iShares, Inc. — iShares U.S. Insurance ETF	Property & Casualty Insurance Life Insurance Full Line Insurance

Permal Alternative Core Fund 2014 Semi-Annual Report	1

Fund at a glance (unaudited) (cont’d)

% of Total Long-Term Investments	Top 5 Sectors
4.0 ProShares UltraShort 20+ Year Treasury	U.S. Treasury Bonds
4.0 iShares, Inc. — iShares MSCI EMU Index Fund	Financials Industrials Consumer Discretionary Materials Consumer Staples
3.3 First Trust Energy Infrastructure Fund	Pipelines Electric Power Natural Gas Utility Propane Coal
3.2 John Hancock Funds II — John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	Financials Energy Foreign Government Obligations Consumer Discretionary Industrials
3.2 MainStay Funds — MainStay Marketfield Fund, Class I Shares	Commercial Banks Exchange-Traded Funds Household Durables Construction Materials Metals and Mining
3.2 BH Macro Ltd., USD Shares	Equity Currencies Interest Rates Credit
2.9 Third Point Offshore Investors Ltd, USD Shares	Equities Credit Macro
2.4 Ashmore SICAV — Middle East Equity Fund, Class I Shares	Financials Consumer Discretionary Industrials Consumer Staples Telecommunication Services
2.2 iShares, Inc. — iShares U.S. Oil Equipment & Services ETF	Oil Equipment & Services Transportation Services
2.1 SPDR Gold Trust — SPDR Gold Shares	Gold
2.1 PowerShares DB Energy Fund	Brent Crude Heating Oil Light Crude RBOB Gasoline Natural Gas
1.8 AQR Funds — AQR Managed Futures Strategy Fund, Class I Shares	Equities Currencies Commodities Fixed Income
1.7 Morgan Stanley Emerging Markets Debt Fund Inc.	Sovereign Other
1.1 Main Street Capital Corp.	Energy Equipment & Services Media Specialty Retail Health Care Providers & Services Hotels, Restaurants & Leisure

2	Permal Alternative Core Fund 2014 Semi-Annual Report

% of Total Long-Term Investments	Top 5 Sectors
1.1 Fifth Street Finance Corp.	Healthcare Services Diversified Support Services Education Services Advertising Specialized Finance
1.1 Prospect Capital Corp.	Diversified Financial Services Consumer Finance Durable Consumer Products Consumer Services Software & Computer Services
1.1 New Mountain Finance Corp.	Software Education Business Services Distribution & Logistics Federal Services
1.1 Ares Capital Corp.	Senior Secured Loan Program Health Care Services Business Services Education Other Services
14.8 Common Stocks	Real Estate Investment Trust (REITs)
0.0 Purchased Options*

†	Subject to change at any time.

*	Represents less than 0.1%.

Permal Alternative Core Fund 2014 Semi-Annual Report	3

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	2.79%	$1,000.00	$1,027.90	0.37%	$1.86	Class A	5.00%	$1,000.00	$1,022.96	0.37%	$1.86
Class C	2.50	1,000.00	1,025.00	1.12	5.62	Class C	5.00	1,000.00	1,019.24	1.12	5.61
Class FI	2.83	1,000.00	1,028.30	0.37	1.86	Class FI	5.00	1,000.00	1,022.96	0.37	1.86
Class I	2.93	1,000.00	1,029.30	0.12	0.60	Class I	5.00	1,000.00	1,024.20	0.12	0.60
Class IS	2.93	1,000.00	1,029.30	0.12	0.60	Class IS	5.00	1,000.00	1,024.30	0.12	0.60

4	Permal Alternative Core Fund 2014 Semi-Annual Report

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Permal Alternative Core Fund 2014 Semi-Annual Report	5

Consolidated schedule of investments (unaudited)

June 30, 2014

Permal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 80.3%
AQR Funds — AQR Managed Futures Strategy Fund, Class I Shares	149,431	$1,495,807	(a)
Ares Capital Corp.	52,398	935,828
Ashmore SICAV — Middle East Equity Fund, Class I Shares	19,307	2,080,307	*(a)
BH Macro Ltd., USD Class A Shares	141,639	2,681,226	*
Fifth Street Finance Corp.	97,177	955,250
First Trust Energy Infrastructure Fund	117,970	2,804,147
FundVantage Trust — Gotham Absolute Return Fund, Institutional Class Shares	387,112	5,253,106
Industrial Select Sector SPDR Fund	65,900	3,562,554
iShares, Inc.:
iShares MSCI EMU ETF	80,855	3,421,784
iShares MSCI Japan ETF	293,161	3,529,658
iShares U.S. Insurance ETF	73,393	3,508,185
iShares U.S. Oil Equipment & Services ETF	23,729	1,839,709
John Hancock Funds II:
John Hancock Absolute Return Currency Fund, Class R6 Shares	587,701	5,700,697
John Hancock Global Absolute Return Strategies Fund, Class R6 Shares	243,790	2,723,134
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	17,576	3,895,785	(b)
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	4,301,577	4,301,577	(b)
Main Street Capital Corp.	29,420	968,801
MainStay Funds — MainStay Marketfield Fund, Class I Shares	152,078	2,717,639
Morgan Stanley Emerging Markets Debt Fund, Inc.	139,116	1,413,419
New Mountain Finance Corp.	63,696	946,523
PowerShares DB Energy Fund	57,700	1,774,275	*
ProShares UltraShort 20+ Year Treasury	56,361	3,422,240	*
Prospect Capital Corp.	89,446	950,364
SPDR Gold Trust — SPDR Gold Shares	14,000	1,792,560	*
SPDR Series Trust — SPDR S&P Regional Banking ETF	88,139	3,553,765
Third Point Offshore Investors Ltd, USD Shares	141,697	2,472,613
Wasatch Funds Trust — Wasatch Long/Short Fund, Investor Class Shares	223,101	3,779,323
Total Investments in Underlying Funds (Cost — $66,381,019)		72,480,276
Common Stocks — 13.9%
Financials — 13.9%
Real Estate Investment Trusts (REITs) — 13.9%
Chimera Investment Corp.	551,577	1,759,531
Colony Financial Inc.	78,786	1,829,411
NorthStar Realty Finance Corp.	107,764	1,872,938	*
RAIT Financial Trust	216,382	1,789,479

See Notes to Consolidated Financial Statements.

6	Permal Alternative Core Fund 2014 Semi-Annual Report

Permal Alternative Core Fund

Description			Shares	Value
Real Estate Investment Trusts (REITs) — continued
Resource Capital Corp.			304,778	$1,715,900
Starwood Property Trust Inc.			76,729	1,823,848
Two Harbors Investment Corp.			168,533	1,766,226
Total Common Stocks (Cost — $9,806,251)				12,557,333

		Expiration Date	Contracts
Purchased Options — 0.0%
SPDR S&P 500 ETF Trust, Put @ $180.00 (Cost — $199,687)		7/19/14	1,250	16,250
Total Investments before Short-Term Investments (Cost — $76,386,957)				85,053,859

	Rate	Maturity Date	Face Amount
Short-Term Investments — 7.6%
Repurchase Agreements — 7.6%
State Street Bank & Trust Co. repurchase agreement dated 6/30/14; Proceeds at maturity — $6,804,000; (Fully collateralized by U.S. Treasury Bonds, 8.000% due 11/15/21; Market Value — $6,945,792) (Cost — $6,804,000)	0.000%	7/1/14	$6,804,000	6,804,000
Total Investments — 101.8% (Cost — $83,190,957#)				91,857,859
Liabilities in Excess of Other Assets — (1.8)%				(1,587,523)
Total Net Assets — 100.0%				$90,270,336

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2014 Semi-Annual Report	7

Consolidated statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$77,341,675
Investments in affiliated Underlying Funds, at cost	5,849,282
Investments in unaffiliated Underlying Funds and investments, at value	83,660,497
Investments in affiliated Underlying Funds, at value	8,197,362
Cash	1,828,818
Dividends receivable from unaffiliated Underlying Funds and investments	344,040
Receivable for Fund shares sold	76,251
Receivable from investment manager	34,754
Prepaid expenses	44,933
Total Assets	94,186,655

Liabilities:
Payable for unaffiliated Underlying Funds purchased	3,557,351
Unrealized depreciation on forward foreign currency contracts	106,964
Payable for Fund shares repurchased	97,456
Service and/or distribution fees payable	29,474
Trustees’ fees payable	40
Accrued expenses	125,034
Total Liabilities	3,916,319
Total Net Assets	$90,270,336

Net Assets:
Par value (Note 7)	$62
Paid-in capital in excess of par value	83,542,852
Overdistributed net investment income	(2,437,091)
Accumulated net realized gain on Underlying Funds, investments and foreign currency transactions	604,575
Net unrealized appreciation on Underlying Funds, investments and foreign currencies	8,559,938
Total Net Assets	$90,270,336

See Notes to Consolidated Financial Statements.

8	Permal Alternative Core Fund 2014 Semi-Annual Report

Shares Outstanding:
Class A	1,067,546
Class C	2,163,216
Class FI	1,404
Class I	2,919,723
Class IS	946

Net Asset Value:
Class A (and redemption price)	$14.67
Class C*	$14.68
Class FI (and redemption price)	$14.95
Class I (and redemption price)	$14.67
Class IS (and redemption price)	$14.86
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.56

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2014 Semi-Annual Report	9

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$1,704,842
Return of capital (Note 1(k))	(630,090)
Income distributions from affiliated Underlying Funds	417
Total Investment Income	1,075,169

Expenses:
Investment management fee (Note 2)	295,548
Service and/or distribution fees (Notes 2 and 5)	187,239
Legal fees	79,647
Transfer agent fees (Note 5)	56,152
Registration fees	37,496
Audit and tax	18,610
Shareholder reports	18,552
Custody fees	14,958
Fund accounting fees	4,553
Trustees’ fees	3,364
Insurance	1,437
Miscellaneous expenses	2,759
Total Expenses	720,315
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(479,360)
Net Expenses	240,955
Net Investment Income	834,214

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Sale of affiliated Underlying Funds	308,333
Sale of unaffiliated Underlying Funds and investments	(375,659)
REIT distributions	64,674
Foreign currency transactions	63,435
Net Realized Gain	60,783
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and investments	1,726,936
Affiliated Underlying Funds	124,502
Foreign currencies	(283,107)
Change in Net Unrealized Appreciation (Depreciation)	1,568,331
Net Gain on Underlying Funds, Investments and Foreign Currency Transactions	1,629,114
Increase in Net Assets from Operations	$2,463,328

See Notes to Consolidated Financial Statements.

10	Permal Alternative Core Fund 2014 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$834,214	$1,317,892
Net realized gain	60,783	9,195,919
Change in net unrealized appreciation (depreciation)	1,568,331	(51,364)
Increase in Net Assets From Operations	2,463,328	10,462,447

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,000,017)	(3,350,062)
Net realized gains	(3,507,857)	(5,244,642)
Decrease in Net Assets From Distributions to Shareholders	(4,507,874)	(8,594,704)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,485,403	20,205,494
Reinvestment of distributions	2,874,691	5,325,300
Cost of shares repurchased	(17,360,653)	(32,906,403)
Decrease in Net Assets From Fund Share Transactions	(559)	(7,375,609)
Decrease in Net Assets	(2,045,105)	(5,507,866)

Net Assets:
Beginning of period	92,315,441	97,823,307
End of period*	$90,270,336	$92,315,441
*Includesoverdistributed net investment income of:	$(2,437,091)	$(2,271,288)

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2014 Semi-Annual Report	11

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$15.02	$14.79	$13.72	$14.69	$13.66	$11.40

Income (loss) from operations:
Net investment income	0.15	0.24	0.26 [4]	0.30 [4]	0.24 [4]	0.28	[4]
Net realized and unrealized gain (loss)	0.27	1.47	1.30	(0.97)	1.15	2.24
Total income (loss) from operations	0.42	1.71	1.56	(0.67)	1.39	2.52

Less distributions from:
Net investment income	(0.17)	(0.59)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.60)	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.77)	(1.48)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of period	$14.67	$15.02	$14.79	$13.72	$14.69	$13.66
Total return[5]	2.79%	11.85%	11.41%	(4.58)%	10.19%	21.76%[6]

Net assets, end of period (000s)	$15,664	$16,410	$17,164	$20,408	$16,492	$17,548

Ratios to average net assets:
Gross expenses[7]	1.43%[8]	1.46%	1.33%	1.26%	1.61%	7.61%[8]
Net expenses[7,9,10,11]	0.37 [8]	0.89	1.02	1.05	1.13	1.16	[8]
Net investment income	1.97 [8]	1.55	1.80 [4]	2.06 [4]	1.71 [4]	2.89	[4,8]

Portfolio turnover rate	42%	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.08%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

12	Permal Alternative Core Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$15.07	$14.83	$13.75	$14.71	$13.68	$11.40

Income (loss) from operations:
Net investment income	0.09	0.14	0.17 [4]	0.21 [4]	0.18 [4]	0.28	[4]
Net realized and unrealized gain (loss)	0.29	1.44	1.27	(0.98)	1.10	2.15
Total income (loss) from operations	0.38	1.58	1.44	(0.77)	1.28	2.43

Less distributions from:
Net investment income	(0.17)	(0.45)	(0.31)	(0.19)	(0.23)	(0.09)
Net realized gains	(0.60)	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.77)	(1.34)	(0.36)	(0.19)	(0.25)	(0.15)

Net asset value, end of period	$14.68	$15.07	$14.83	$13.75	$14.71	$13.68
Total return[5]	2.50%	10.94%	10.63%	(5.28)%	9.36%	21.03%[6]

Net assets, end of period (000s)	$31,746	$34,812	$40,887	$45,602	$31,874	$8,452

Ratios to average net assets:
Gross expenses[7]	2.18%[8]	2.18%	2.05%	2.02%	2.27%	5.49%[8]
Net expenses[7,9,10,11]	1.12 [8]	1.66	1.77	1.80	1.88	1.91	[8]
Net investment income	1.27 [8]	0.90	1.14 [4]	1.47 [4]	1.33 [4]	2.91	[4,8]

Portfolio turnover rate	42%	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.35%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2014 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$15.27	$14.78	$13.71	$14.68	$13.65	$11.40

Income (loss) from operations:
Net investment income	0.15	0.19	0.28 [4]	0.27 [4]	0.23 [4]	0.23	[4]
Net realized and unrealized gain (loss)	0.28	1.50	1.28	(0.94)	1.16	2.28
Total income (loss) from operations	0.43	1.69	1.56	(0.67)	1.39	2.51

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.60)	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.75)	(1.20)	(0.49)	(0.30)	(0.36)	(0.26)

Net asset value, end of period	$14.95	$15.27	$14.78	$13.71	$14.68	$13.65
Total return[5]	2.83%	11.81%	11.39%	(4.58)%	10.20%	21.67%[6]

Net assets, end of period (000s)	$21	$18	$96	$90	$134	$122

Ratios to average net assets:
Gross expenses[7]	1.70%[8]	1.48%	1.39%	1.41%	1.73%	10.04%[8]
Net expenses[7,9,10,11]	0.37 [8]	1.00	1.02	1.06	1.13	1.15	[8]
Net investment income	1.98 [8]	1.27	1.90 [4]	1.86 [4]	1.67 [4]	2.39	[4,8]

Portfolio turnover rate	42%	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 21.99%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

14	Permal Alternative Core Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$15.00	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.17	0.27	0.30 [4]	0.34 [4]	0.33 [4]	0.36	[4]
Net realized and unrealized gain (loss)	0.27	1.48	1.30	(0.98)	1.10	2.17
Total income (loss) from operations	0.44	1.75	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.17)	(0.63)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.60)	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.77)	(1.52)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of period	$14.67	$15.00	$14.77	$13.70	$14.67	$13.64
Total return[5]	2.93%	12.13%	11.72%	(4.35)%	10.48%	21.89%[6]

Net assets, end of period (000s)	$42,825	$41,061	$39,583	$51,732	$44,012	$8,608

Ratios to average net assets:
Gross expenses[7]	1.16%[8]	1.18%	1.04%	0.97%	1.19%	6.16%[8]
Net expenses[7,9,10,11]	0.12 [8]	0.64	0.77	0.80	0.88	0.91	[8]
Net investment income	2.24 [8]	1.75	2.02 [4]	2.30 [4]	2.36 [4]	3.75	[4,8]

Portfolio turnover rate	42%	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Permal Alternative Core Fund 2014 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of period	$15.16	$14.77	$13.70	$14.67	$13.64	$11.40

Income (loss) from operations:
Net investment income	0.17	0.22	0.31 [4]	0.31 [4]	0.27 [4]	0.25	[4]
Net realized and unrealized gain (loss)	0.28	1.52	1.29	(0.95)	1.16	2.28
Total income (loss) from operations	0.45	1.74	1.60	(0.64)	1.43	2.53

Less distributions from:
Net investment income	(0.15)	(0.46)	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.60)	(0.89)	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.75)	(1.35)	(0.53)	(0.33)	(0.40)	(0.29)

Net asset value, end of period	$14.86	$15.16	$14.77	$13.70	$14.67	$13.64
Total return[5]	2.93%	12.07%	11.74%	(4.35)%	10.48%	21.88%[6]

Net assets, end of period (000s)	$14	$14	$93	$83	$135	$122

Ratios to average net assets:
Gross expenses[7]	1.48%[8]	1.21%	1.13%	1.16%	1.48%	9.79%[8]
Net expenses[7,9,10,11]	0.12 [8]	0.76	0.77	0.81	0.88	0.90	[8]
Net investment income	2.24 [8]	1.46	2.15 [4]	2.08 [4]	1.92 [4]	2.63	[4,8]

Portfolio turnover rate	42%	93%	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Information is provided for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009, except for the Fund’s total return, which is provided for the period April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[4]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return is provided for the period from April 13, 2009, when the Fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the Fund began investment operations, to December 31, 2009 is 22.21%.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange traded funds, exchange traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitation takes into account the Underlying Funds expense ratios.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

16	Permal Alternative Core Fund 2014 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Core Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund may invest directly in fixed income, indexed or other performance-related instruments (including exchange-traded notes (“ETNs”)), equity securities, forwards and derivatives. However, while authorized to invest directly, most of the Fund’s long or short exposure to asset classes typically will be achieved indirectly through investments in a combination of intermediary securities such as open-end (including exchange-traded funds (“ETFs”)), and closed-end funds as well as funds that are commonly referred to as hedge funds.

Effective July 31, 2013, the Fund’s investment guidelines were revised to increase the Fund’s allocation to “alternative investments” as a percentage of total assets. Alternative investments may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Core Fund, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest directly or indirectly through investments in intermediary securities that invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed,

Permal Alternative Core Fund 2014 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited) (cont’d)

collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying

18	Permal Alternative Core Fund 2014 Semi-Annual Report

Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$68,904,162	$3,576,114	—	$72,480,276
Common stocks	12,557,333	—	—	12,557,333
Purchased options	16,250	—	—	16,250
Total long-term investments	$81,477,745	$3,576,114	—	$85,053,859
Short-term investments†	—	6,804,000	—	6,804,000
Total investments	$81,477,745	$10,380,114	—	$91,857,859

Permal Alternative Core Fund 2014 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$106,964	—	$106,964

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20	Permal Alternative Core Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

Permal Alternative Core Fund 2014 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $106,964. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the

22	Permal Alternative Core Fund 2014 Semi-Annual Report

Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Permal Alternative Core Fund 2014 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal Asset Management LLC. (“Permal”) and Legg Mason Global Asset Allocation, LLC (“LMGAA”) are the Fund’s subadvisers. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Permal, LMGAA, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The expense limitations take into account the expenses of the Underlying Funds. The expenses of the Underlying Funds are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

In addition, the Fund indirectly pays management and/or administrative fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in affiliated Underlying Funds.

24	Permal Alternative Core Fund 2014 Semi-Annual Report

During the six months ended June 30, 2014, fees waived and/or expenses reimbursed amounted to $479,360.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2014, LMIS and its affiliates retained sales charges of $7,106 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$2,819

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$37,714,867
Sales	35,853,658

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,795,168
Gross unrealized depreciation	(1,128,266)
Net unrealized appreciation	$8,666,902

Permal Alternative Core Fund 2014 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Depreciation
Contracts to Sell:
Euro	Bank of America N.A.	6,000,000	$8,218,172	9/17/14	$(73,766)
Japanese Yen	Bank of America N.A.	625,000,000	6,172,893	9/17/14	(33,198)
Net unrealized depreciation on open forward foreign currency contracts					$(106,964)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$16,250

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$106,964

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(99,750)	$(99,750)
Forward foreign currency contracts[2]	$63,435	—	63,435
Total	$63,435	$(99,750)	$(36,315)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

26	Permal Alternative Core Fund 2014 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(183,437)	$(183,437)
Forward foreign currency contracts[2]	$(283,107)	—	(283,107)
Total	$(283,107)	$(183,437)	$(466,544)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$29,964
Forward foreign currency contracts (to sell)	16,236,222

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$16,250	—	$16,250

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$106,964	—	$106,964

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

Permal Alternative Core Fund 2014 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended June 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$20,843	$11,101
Class C	166,372	21,681
Class FI	24	38
Class I	—	23,304
Class IS	—	28
Total	$187,239	$56,152

For the six months ended June 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$88,593
Class C	176,221
Class FI	126
Class I	214,327
Class IS	93
Total	$479,360

6. Distributions to shareholders by class

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$174,475	$621,960
Class C	348,847	1,055,887
Class FI	205	751
Class I	476,359	1,670,673
Class IS	131	791
Total	$1,000,017	$3,350,062

Net Realized Gains:
Class A	$609,435	$889,861
Class C	1,236,626	2,045,021
Class FI	796	2,053
Class I	1,660,463	2,305,906
Class IS	537	1,801
Total	$3,507,857	$5,244,642

7. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds

28	Permal Alternative Core Fund 2014 Semi-Annual Report

held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the six months ended June 30, 2014. The following transactions were effected in shares of such Underlying Funds for the six months ended June 30, 2014.

	Affiliate Value at December 31, 2013	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at June 30, 2014	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund, Class IS Shares	$4,008,001	$372,005	1,823	$642,749	4,590	—	—	$3,895,785	$308,333
Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	3,400,001	1,465,429	1,465,429	563,853	563,853	$417	—	4,301,577	—
	$7,408,002	$1,837,434		$1,206,602		$417	—	$8,197,362	$308,333

8. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	141,524	$2,120,551	216,288	$3,357,046
Shares issued on reinvestment	50,210	734,072	93,320	1,407,190
Shares repurchased	(216,832)	(3,266,216)	(377,287)	(5,828,288)
Net decrease	(25,098)	$(411,593)	(67,679)	$(1,064,052)

Class C
Shares sold	155,415	$2,331,729	398,524	$6,152,748
Shares issued on reinvestment	83,756	1,225,342	161,842	2,439,853
Shares repurchased	(385,196)	(5,810,948)	(1,008,445)	(15,538,652)
Net decrease	(146,025)	$(2,253,877)	(448,079)	$(6,946,051)

Permal Alternative Core Fund 2014 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class FI
Shares sold	131	$2,000	82	$1,248
Shares issued on reinvestment	67	1,002	185	2,804
Shares repurchased	—	—	(5,557)	(87,620)
Net increase (decrease)	198	$3,002	(5,290)	$(83,568)

Class I
Shares sold	670,990	$10,031,123	694,668	$10,694,452
Shares issued on reinvestment	62,490	913,607	97,717	1,472,861
Shares repurchased	(551,870)	(8,283,489)	(734,161)	(11,363,843)
Net increase	181,610	$2,661,241	58,224	$803,470

Class IS
Shares issued on reinvestment	45	$668	170	$2,592
Shares repurchased	—	—	(5,573)	(88,000)
Net increase (decrease)	45	$668	(5,403)	$(85,408)

9. Subsequent event

At its meeting on April 30-May 1, 2014, the Board of Trustees approved a new subadvisory agreement between LMPFA and Permal with respect to the Fund, whereby Permal will assume responsibility for the duties previously carried out by LMGAA, to be effective July 1, 2014. Permal is currently the principal subadviser to the Fund. Effective July 1, 2014, the subadvisory agreement between LMPFA and LMGAA with respect to the Fund will be terminated. Beginning July 1, 2014, LMPFA will pay Permal at an annual rate of 0.05% of the Fund’s average daily net assets for the performance of services previously provided by LMGAA.

30	Permal Alternative Core Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Permal Asset Management LLC (“Permal”) provides day-to-day management of the Fund’s portfolio, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term instruments. At a subsequent meeting of the Trust’s Board of Trustees, the Board terminated the sub-advisory agreement with LMGAA and considered the approval for an initial annual period of a sub-advisory agreement pursuant to which Permal would assume responsibility for the provision of services to the Fund provided by LMGAA. (Western Asset and Permal are referred to as the “Sub-Advisers” and the management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and Permal is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. With respect to the management agreement, the sub-advisory agreement pursuant to which Permal provides day-to-day management of the Fund’s portfolio and the sub-advisory agreement with Western Asset, this information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services

Permal Alternative Core Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and Permal, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreements by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional global flexible portfolio funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2013. The

32	Permal Alternative Core Fund

Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, but performed slightly below the median performance of the funds in the Performance Universe for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Permal were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of institutional blended and passively managed affiliated funds of funds consisting of two global flexible portfolio funds, five global multi-cap core funds, one global multi-cap growth fund and three international multi-cap core funds selected by

Permal Alternative Core Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional blended and passively managed affiliated global flexible portfolio, global multi-cap core, global multi-cap growth and international multi-cap core funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the limited number of funds in the Expense Group and that most of the funds in the Expense Group either did not charge management fees or waived a substantially portion of their management fees. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In

34	Permal Alternative Core Fund

addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Permal Alternative Core Fund	35

Permal Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Permal Asset Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent**

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.
**	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Fund’s transfer agent.

Permal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/14 SR14-2271

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

  (a) (1) Not applicable.

  Exhibit 99.CODE ETH

  (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.CERT

  (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 20, 2014